EXHIBIT 10.4

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the date set forth on the signature page hereof between Texas South Energy, Inc., a Nevada corporation (the “Company”), and the undersigned (the “Subscriber”).

W I T N E S S E T H:
WHEREAS, the Company shall sell to the Subscriber and the Subscriber shall purchase shares of common stock (“Shares” or “Securities”) of the Company at a price per Share of $0.05 (“Purchase Price”);

WHEREAS, the Company is not obligated to register the resale of the Shares under the Securities Act of 1933 (“Securities Act”); and

WHEREAS, the Subscriber desires to purchase the amount of Shares set forth on the Signature Page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY SUBSCRIBER

1.1           Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company the Shares, and the Company agrees to sell to the Subscriber such Shares, as is set forth on the Signature Page.

1.2           The Subscriber recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (a) the Company has a limited operating history with a history of losses and requires additional funds to conduct its business; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Securities is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends; and (g) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Securities.  Without limiting the generality of the representations set forth in Section 1.5 below, the Subscriber represents that the Subscriber has carefully reviewed all of the Company’s filings made with the Securities and Exchange Commission (“SEC Filings”).

1.3           The Subscriber represents that the Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act, and that the Subscriber is able to bear the economic risk of an investment in the Securities.

1.4           The Subscriber hereby acknowledges and represents that (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Securities to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

1.5           The Subscriber hereby acknowledges receipt and careful review of this Agreement, and any documents which may have been made available upon request as reflected therein, and hereby represents that the Subscriber (a) has carefully reviewed the SEC Filings, and (b) has been furnished by the Company with all information regarding the Company, and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the sale of the Securities.

1.6           a)           In making the decision to invest in the Securities, the Subscriber has relied solely upon the information provided by the Company as well as the SEC Filings.  To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder.

(b)           The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Securities by the Company or its agents, (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising, and (iii) the Subscriber’s substantive relationship with the Company’s agent predates the agent’s contact with the Subscriber regarding an investment in the Securities.

1.7           The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s professional advisors (who are unaffiliated with and not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated hereby.

1.8           The Subscriber hereby acknowledges that the offering of the Securities has not been reviewed by the SEC nor any state regulatory authority since the offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder.  The Subscriber understands that the Securities have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.9           The Subscriber understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber’s investment intention.  In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Shares for the Subscriber’s own account for investment and not with a view toward the resale or distribution to others.

1.10           The Subscriber understands that the Company is a “shell company” as defined in Rule 405 of the Securities Act, and that there is a limited trading market for the Shares and that an active market may not develop for the Shares.  The Subscriber understands that even if an active market develops for the Shares, Rule 144 promulgated under the Securities Act requires for non-affiliates (“Rule 144”), among other conditions, a one-year holding period commencing as of the date that the Company ceases to be a shell company and files its Form 10 type information pursuant to Rule 144(i)(2).  The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Shares under the Securities Act or any state securities or “blue sky” laws.

1.11           The Subscriber understands that the Securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company and the principals and controlling persons thereof are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings set forth herein in order to determine the applicability of such exemptions and the undersigned’s suitability to acquire Securities.

1.12           The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement.  The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

II.	REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber that:

2.1           Organization, Good Standing, Qualification and Capitalization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to conduct its business. The Company 950,000,000 shares of common stock authorized, of which 198,000,000 shares of common stock are issued and outstanding, and the Company expects to issue in November 2013 another 63,000,000 shares to consultants and 23,480,004 shares to investors in connection with executed subscription agreements. The Company may issue up to 44,519,997 shares in this offering.

2.2           Authorization; Enforceability.  The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the issuance of the Notes and Shares.  All corporate action on the part of the Company, its directors and stockholders necessary for the (i) authorization execution, delivery and performance of this Agreement by the Company and (ii) authorization, sale, issuance and delivery of the Notes and Shares contemplated hereby and the performance of the Company’s obligations hereunder has been taken.  This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.  The Shares, when issued and fully paid for in accordance with the terms of the Note, will be validly issued, fully paid and nonassessable.

III.	TERMS OF SUBSCRIPTION

3.1           All funds paid hereunder shall be deposited with the Company, and will be available for immediate use by the Company to be deployed at the discretion of management.

3.2           Certificates representing the Securities purchased by the Subscriber pursuant to this Agreement will be prepared for delivery following the date on which such purchase takes place.

IV.	MISCELLANEOUS

4.1           This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

4.2           Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Subscription Agreement as of the date set forth below.

SUBSCRIPTION AGREEMENT
COUNTERPART SIGNATURE PAGE

If the Subscriber is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

___________________________________________
Name of individual (Please type or print)

By:            ____________________________
Name:       ____________________________
Address:  ____________________________
 ____________________________
Social Security No.  __________________
Email address:
Facsimile:
And (if applicable)

By:            ____________________________
Name:       ____________________________
Address:  ____________________________
 ____________________________
Social Security No.__________________

Number of Shares                                                                           Amount of payment:
Subscribed for:_______________________                          $_______________________

If the Subscriber is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

____________________________	______________________________
Name of Partnership,	Taxpayer Identification Number
Corporation, Limited	(or foreign equivalent)
Liability Company or Trust

By:_________________________	______________________________
Name:	State of Organization
Title:

__________________, 2013	______________________________
Date	Address

Email address:
Facsimile:

CERTIFICATE OF SIGNATORY

(To be completed if Shares are
being subscribed for by an entity)

I, ____________________________, am the ____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and deliver the Subscription Agreement and the Registration Rights Agreement.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, 2013.

_______________________________________
(Signature)

Dated: ______________, 2013

Agreed to and accepted as of __________ ____, 2013.

Texas South Energy, Inc.

By: __________________________
Name: ________________________
Title: _________________________

Wire Instructions:
Chase Bank
6330 West Loop South
Houston, Texas 77401
ABA: 021000021
For Credit to: Texas South Energy, Inc.
Account:  508955700
Swift Code: CHASUS33